Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund
(the “Fund”)

Supplement dated April 6, 2020 to the Fund’s

Prospectus dated January 28, 2020

Effective immediately, under the heading “Additional Information About the Fund’s Investment Objective, Investment Strategies, and Related Risks,” the subsection “Investing in the Fund Involves the Following Risks” is hereby supplemented with the addition of the following risk:

“Health Crisis Risk. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate other types of risks that apply to the Fund and negatively impact Fund performance and the value of your investment in the Fund.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.

Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Energy Infrastructure Fund
(the “Fund”)

Supplement dated April 6, 2020 to the Fund’s Statement of

Additional Information dated January 28, 2020

Effective immediately, under the heading “Investment Strategies and Risks,” the subsection “Government Intervention in Financial Markets” is hereby supplemented with the addition of the following paragraphs:

“The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

In response to COVID-19, the Trump administration signed the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), a stimulus package responding to the economic harms of COVID-19. The CARES Act provides for over $2.2 trillion in resources to small businesses, state and local governments, and individuals that have been adversely impacted by the COVID-19 pandemic. The Trump administration has signaled that it intends to sign additional legislation in response to COVID-19 in the coming months.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.